UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 20, 2015

AMERICAN TOWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2015 Annual Meeting of Stockholders of American Tower Corporation (the “Company”) was held on May 20, 2015 to consider and act upon the three proposals listed below. Proposals 1, 2 and 3 were approved and adopted. The final results of the stockholder voting regarding each proposal were as follows:

1.	Election of the following directors for the ensuing year or until their successors are elected and qualified.

Nominee	Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
Raymond P. Dolan	354,311,774	5,100,081	565,371	24,278,086
Carolyn F. Katz	356,141,066	3,278,775	557,385	24,278,086
Gustavo Lara Cantu	355,097,092	4,319,105	561,029	24,278,086
Craig Macnab	355,439,729	3,976,059	561,438	24,278,086
JoAnn A. Reed	359,233,224	186,092	557,910	24,278,086
Pamela D.A. Reeve	352,060,915	7,359,181	557,130	24,278,086
David E. Sharbutt	358,768,353	647,559	561,314	24,278,086
James D. Taiclet, Jr.	350,023,852	8,229,914	1,723,460	24,278,086
Samme L. Thompson	355,037,689	4,378,283	561,254	24,278,086

2.	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2015.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
375,688,824	7,972,379	594,109	—

3.	Approval, on an advisory basis, of the Company’s executive compensation.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
236,990,505	120,351,307	2,635,414	24,278,086

Item 8.01	Other Events.

On May 20, 2015, the Company issued a press release (the “Pricing Press Release”) announcing that its subsidiary, GTP Acquisition Partners I, LLC (“GTP Acquisition Partners”), priced, in a private transaction, $350 million aggregate principal amount of American Tower Secured Revenue Notes, Series 2015-1 and $525 million aggregate principal amount of American Tower Secured Revenue Notes, Series 2015-2 (collectively, the “Notes”). The Notes will be secured primarily by 3,621 communications sites owned by subsidiaries of GTP Acquisition Partners.

On May 21, 2015, the Company issued a press release (the “Distribution Press Release”) announcing that its board of directors declared a cash distribution of $0.44 per share of the Company’s common stock, payable on July 16, 2015 to such stockholders of record at the close of business on June 17, 2015.

Copies of the Pricing Press Release and the Distribution Press Release are filed herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Pricing Press Release, dated May 20, 2015.
99.2	Distribution Press Release, dated May 21, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION (Registrant)

Date: May 21, 2015	By:	/S/ THOMAS A. BARTLETT
Thomas A. Bartlett
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Pricing Press Release, dated May 20, 2015.
99.2	Distribution Press Release, dated May 21, 2015.